EXHIBITS 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                                   AS ADDED BY
                 SECTION 9006 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on form 10KSB of Diapulse Corporation of America (the "Company") for the period ended December 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, David M. Ross, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that :

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:  May 8, 2007   by:/s/ DAVID M. ROSS
                        ------------------------
                        David M. Ross
                        President and Chief Executive Officer